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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 20, 2005
              (Date of Earliest Event Reported: January 14, 2005)




                              EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


           Delaware                           1-14365                    76-0568816
(State or other jurisdiction of       (Commission File Number)        (I.R.S. Employer
 incorporation or organization)                                      Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 420-2600
              (Registrant's telephone number, including area code)

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Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

b. Unaudited Pro Forma Financial Statements

         On January 14, 2005, we sold our remaining interests in Enterprise Products GP, LLC, the general partner of Enterprise Products Partners, L.P., and Enterprise Products Partners L.P. (Enterprise) to affiliates of EPCO, Inc. for approximately $425 million. The transaction includes the sale of El Paso's 9.9 percent membership interest in the general partner of Enterprise and approximately 13.5 million common units in Enterprise.

         Previously, on September 30, 2004, we completed the sale of a portion of our ownership interests in GulfTerra Energy Partners, L.P. ("GulfTerra") and nine processing plants in South Texas to affiliates of Enterprise. The sales were completed in connection with the closing of the merger between GulfTerra and Enterprise. This Current Report on Form 8-K provides the pro forma impacts of these sales.

         These unaudited pro forma financial statements are based on our historical consolidated financial statements as of and for the nine months ended September 30, 2004, and for the year ended December 31, 2003, adjusted for the effects of the sales of our interests in Enterprise and GulfTerra and the processing plants described above. The unaudited pro forma balance sheet as of September 30, 2004, assumes that the January 14, 2005 disposition of our remaining interests in Enterprise occurred on the balance sheet date. The unaudited pro forma statements of income for the nine months ended September 30, 2004, and for the year ended December 31, 2003, assume all dispositions occurred on January 1, 2003. The unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2004, and our Annual Report on Form 10-K for the year ended December 31, 2003, and should not be construed to be indicative of future results or results that actually would have occurred had the transactions occurred at the dates presented. In addition, these pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. Accordingly, we have not assumed any cost savings or synergies that might occur related to these transactions.


                                      -2-
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                              EL PASO CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004
                                 (In millions)

                                                               EL PASO        PRO FORMA
                                                              HISTORICAL      ADJUSTMENTS       PRO FORMA
                                                              ----------      -----------       ---------
                    ASSETS
Current assets
     Cash and cash equivalents                                 $  2,329         $ 425 (a)        $  2,754
     Accounts and notes receivable, net                           1,634                             1,634
     Assets held for sale and from discontinued operations          480                               480
     Other                                                        1,534                             1,534
                                                               --------         -----            --------
          Total current assets                                    5,977           425               6,402

Property, plant and equipment, net                               18,625                            18,625

Other assets
     Investments in unconsolidated affiliates                     3,052          (256)(a)           2,796
     Other                                                        4,141                             4,141
                                                               --------         -----            --------
          Total assets                                         $ 31,795         $ 169            $ 31,964
                                                               ========         =====            ========

          LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities
     Accounts payable                                          $  1,336                          $  1,336
     Short-term financing obligations, including
       current maturities                                         1,554                             1,554
     Liabilities related to assets held for sale                    149                               149
     Other                                                        1,789           167 (a)           1,955
                                                                                   (1)(a)
                                                               --------         -----            --------
          Total current liabilities                               4,828           166               4,994
                                                               --------         -----            --------
Long-term debt                                                   17,673                            17,673
                                                               --------         -----            --------
Other liabilities
     Deferred income taxes                                        1,598          (102)(a)           1,496
     Other                                                        3,298           (15)(a)           3,283
                                                               --------         -----            --------
                                                                  4,896          (117)              4,779
                                                               --------         -----            --------
Commitments and contingencies

Securities of subsidiaries                                          366                               366
                                                               --------         -----            --------
                                                                    366                               366
                                                               --------         -----            --------
Stockholders' equity
     Common stock                                                 1,952                             1,952
     Additional paid-in capital                                   4,557                             4,557
     Accumulated deficit                                         (2,189)          120 (a)          (2,069)
     Other                                                         (288)                             (288)
                                                               --------         -----            --------
          Total stockholders' equity                              4,032           120               4,152
                                                               --------         -----            --------
          Total liabilities & stockholders' equity             $ 31,795         $ 169            $ 31,964
                                                               ========         =====            ========

                             See accompanying notes

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                               EL PASO CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                                  (In millions)

                                                                      EL PASO          PRO FORMA
                                                                     HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                                     ----------       -----------       ---------
Operating revenues                                                    $ 4,510           $ (722)(b)       $ 3,788
                                                                      -------           ------           -------
Operating expenses
  Cost of products and services                                         1,215             (528)(b)           687
  Operation and maintenance                                             1,281              (12)(b)         1,269
  Depreciation, depletion and amortization                                808               (8)(b)           800
  Loss on long-lived assets                                               789             (491)(b)           298
  Taxes, other than income taxes                                          197               (2)(b)           195
                                                                      -------           ------           -------
                                                                        4,290           (1,041)            3,249
                                                                      -------           ------           -------
Operating income                                                          220              319               539
Earnings from unconsolidated affiliates                                   815             (607)(b)           208
Other income, net                                                          82                                 82
Interest and debt expense                                              (1,229)                            (1,229)
Distributions on preferred interests of consolidated
  subsidiaries                                                            (18)                               (18)
                                                                      -------           ------           -------
Loss before income taxes                                                 (130)            (288)             (418)
Income taxes                                                             (124)             240 (c)           116
                                                                      -------           ------           -------
Loss from continuing operations                                       $  (254)          $  (48)          $  (302)
                                                                      =======           ======           =======
Basic and diluted loss per common share
  from continuing operations                                          $  (.40)                           $  (.47)
                                                                      =======                            =======
Basic and diluted average common
  shares outstanding                                                      639                                639
                                                                      =======                            =======

                             See accompanying notes


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

                               EL PASO CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (In millions)

                                                                      EL PASO          PRO FORMA
                                                                     HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                                     ----------       -----------       ---------
Operating revenues                                                    $ 6,711           $ (782)(b)       $ 5,929
                                                                      -------           ------           -------
Operating expenses
  Cost of products and services                                         1,787             (617)(b)         1,170
  Operation and maintenance                                             2,121              (17)(b)         2,104
  Depreciation, depletion and amortization                              1,207              (12)(b)         1,195
  Ceiling test charges                                                     76                                 76
  Loss on long-lived assets                                               949             (166)(b)           783
  Taxes, other than income taxes                                          296                                296
                                                                      -------           ------           -------
                                                                        6,436             (812)            5,624
                                                                      -------           ------           -------
Operating income                                                          275               30               305
Earnings (losses) from unconsolidated affiliates                          363             (420)(b)           (57)
Other income, net                                                           1                                  1
Interest and debt expense                                              (1,787)                            (1,787)
Distributions on preferred interests of consolidated
  subsidiaries                                                            (52)                               (52)
                                                                      -------           ------           -------
Loss before income taxes                                               (1,200)            (390)           (1,590)
Income taxes                                                              584              136 (d)           720
                                                                      -------           ------           -------
Loss from continuing operations                                       $  (616)          $ (254)          $  (870)
                                                                      =======           ======           =======
Basic and diluted loss per common share
  from continuing operations                                          $ (1.03)                           $ (1.46)
                                                                      =======                            =======
Basic and diluted average common
  shares outstanding                                                      597                                597
                                                                      =======                            =======

                             See accompanying notes

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                               EL PASO CORPORATION
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


EL PASO HISTORICAL

         These amounts represent our condensed historical consolidated balance sheet and income statement information. Amounts as of and for the nine months ended September 30, 2004 were derived from our Quarterly Report on Form 10-Q for the nine months ended September 30, 2004. Amounts for the year ended December 31, 2003 were derived from our 2003 Annual Report on Form 10-K.


PRO FORMA ADJUSTMENTS

         These amounts represent the historical results and balances related to our interests in Enterprise and GulfTerra which were accounted for as equity investments and the nine processing plants sold to affiliates of EPCO, Inc. as of and for the periods presented. The pro forma adjusting entries reflect the following transactions:

     o The sale of all of our interest in the general partner of Enterprise and GulfTerra;
     o    The redemption of our Series B units of GulfTerra;
     o The elimination of all effects of our common units and Series C units of GulfTerra and Enterprise; and
     o The elimination of all non-affiliated effects of the nine processing plants sold.

PRO FORMA ADJUSTING ENTRIES

(a) To reflect the pro forma effects of the sale of our remaining Enterprise interests on our condensed consolidated balance sheet. The pro forma effects include the following:

        (1)  Receipt of proceeds of $425 million from the sale of our remaining
             9.9 percent interest in the general partner of Enterprise and 13.5 million of Enterprise common units.

        (2) Elimination of the remaining carrying value of our investment in Enterprise of $256 million and unamortized current and non-current deferred gains of $16 million that were previously recorded related to asset sales to GulfTerra.

        (3) Recording current income taxes payable of $167 million, which includes reclassifying deferred income taxes of $102 million.

        (4) Recording a $120 million gain, net of income taxes, associated with the sale transaction.

(b) To reflect the pro forma effects of the sale of our Enterprise and GulfTerra interests and nine processing plants on our condensed consolidated income statements. The pro forma effects include the following:

        (1) Adjustment for the historical results of operations for our nine processing plants, including impairment charges recorded during 2003 and 2004 on these assets;

        (2) Reduction of earnings from unconsolidated affiliates for (i) all of our general partner interest, (ii) all of our Series C units,
             (iii) all of our Series B units redeemed by GulfTerra during 2003, and (iv) all of our common units sold; and

        (3) Elimination of gains and losses on long-lived assets during 2003 and 2004 on sales of our Enterprise and GulfTerra interests.

(c) To reflect income taxes related to 2004 income statement adjustments. Income taxes were computed using a statutory rate of 35 percent except for taxes on the net gain related to the sale of our interests in GulfTerra and our nine processing plants. Taxes on the net gain were computed separately and resulted in significant tax expense of $139 million due to the non-deductibility of goodwill which was written off as a result of these transactions. The statutory rate of 35 percent differs from our effective tax rate.

(d) To reflect income taxes related to 2003 income statement adjustments at a statutory tax rate of 35 percent. This rate differs from our effective tax rate.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EL PASO CORPORATION



                                         By:       /s/ JEFFREY I. BEASON
                                            ------------------------------------
                                                      Jeffrey I. Beason
                                            Senior Vice President and Controller
                                               (Principal Accounting Officer)


Date:  January 20, 2005


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